UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2010, Orange 21 Inc. (the “Company”) entered into change in control severance agreements (the “Agreements”) with each of A. Stone Douglass, the Company’s Chief Executive Officer and Acting Chief Financial Officer, and Erik Darby, the Company’s Vice-President, Sales (each, an “Executive”). Under the Agreements, if the employment of an Executive is involuntary terminated by the Company without “cause” within 12 months following a change of control transaction, or if Executive voluntary terminates his employment for “good reason,” within 14 months following a change of control transaction, the Executive will be entitled to (i) continuation of his base salary for a period of 24 months, payable in regular payroll installments, (ii) continuation of payments for group health plan continuation coverage under COBRA for 18 months, or until the Executive becomes eligible for group insurance benefits from another employer, (iii) payment of a prorated bonus equal to the product of any bonus paid to the Executive for the most recently completed fiscal year preceding the fiscal year in which the Executive’s employment terminates, provided however that the minimum prorated bonus shall be determined as if the Executive was employed at least six months in the year in which his employment terminates, and (iv) to the extent the Executive holds any outstanding, unvested stock options or other equity compensation after taking into account any acceleration provisions of the Company’s stock incentive plan and underlying option agreements, there will be acceleration of vesting of such stock options or other equity compensation as if the Executive had continued employment with the Company for six months following his termination date. The Agreements were issued under the Orange 21 Inc. Change in Control Severance Plan also adopted on December 8, 2010.

The summary of the Agreements is qualified in its entirety by reference to the full text of the Agreements, copies of which are attached as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Change in Control Severance Agreement dated December 8, 2010 entered into between Orange 21 Inc. and A. Stone Douglass

10.2	Change in Control Severance Agreement dated December 8, 2010 entered into between Orange 21 Inc. and Erik Darby

10.3	Orange 21 Inc. Change in Control Severance Plan (effective December 8, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 13, 2010	ORANGE 21 INC.

	By:	/S/ A. STONE DOUGLASS
A. Stone Douglass
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Change in Control Severance Agreement dated December 8, 2010 entered into between Orange 21 Inc. and A. Stone Douglass

10.2	Change in Control Severance Agreement dated December 8, 2010 entered into between Orange 21 Inc. and Erik Darby

10.3	Orange 21 Inc. Change in Control Severance Plan (effective December 8, 2010)

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